SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           ---------------------------

                Date of Report (Date of earliest event reported):
                                 APRIL 18, 2000

                         CABLEVISION SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                            (State of Incorporation)

           1-14764                                       11-3415180
   (Commission File Number)                (IRS Employer Identification Number)

                               CSC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                            (State of Incorporation)

           1-9046                                        11-2776686
   (Commission File Number)                (IRS Employer Identification Number)


                  1111 STEWART AVENUE, BETHPAGE, NEW YORK 11714
                    (Address of Principal Executive Offices)

               Registrants' telephone number, including area code:
                                 (516) 803-2300

ITEM 5.  OTHER EVENTS
         ------------

         On April 18, 2000, subsidiaries of Cablevision Systems Corporation ("Cablevision") entered into two definitive agreements with AT&T Corp. ("AT&T") pursuant to which Cablevision will transfer its cable systems in the greater Boston metropolitan and Eastern Massachusetts areas to AT&T for cash, cable systems and securities, as described below.

         Under the first agreement, a Cablevision subsidiary will be merged into an AT&T subsidiary with Cablevision receiving AT&T Common Stock with a market value equal to $5,000 for each subscriber in those systems, subject to certain adjustments. Under the second agreement, two Cablevision subsidiaries will exchange certain cable system assets with AT&T for $284 million in cash, subject to certain adjustments, and cable systems serving approximately 125,500 subscribers in the northern New York suburbs that AT&T will acquire upon completion of its merger with MediaOne Group, Inc. ("MediaOne").

         The transactions are part of a plan outlined earlier this year by Cablevision to pursue strategic alternatives for its cable system operations in the greater Cleveland area, Massachusetts and Kalamazoo, Michigan and to improve its balance sheet and reduce its debt level. Cablevision anticipates using the cash proceeds from the transactions to reduce outstanding debt. Cablevision previously announced its strategic alternatives for the operation of its systems in Ohio and Kalamazoo, Michigan.

         CSC Holdings, Inc. is a wholly owned subsidiary of Cablevision and is the indirect parent company of the Cablevision subsidiaries that own the greater Boston metropolitan and Eastern Massachusetts area systems.

         Consummation of the sale is subject to the completion of AT&T's merger with MediaOne and the receipt of required regulatory approvals and third party consents, including expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS
          ----------------------------------

         (a)      None.
         (b)      None.
         (c)      99.1     Agreement and Plan of Merger, dated as of April 18,
                           2000, by and among CSC Holdings, Inc., Cablevision of Massachusetts, Inc., AT&T Corp. and AT&T CSC,
                           Inc.

                  99.2 Asset Exchange Agreement, dated as of April 18, 2000, by and among CSC Holdings, Inc., Cablevision of Brookline, L.P., Cablevision of Boston, Inc. and AT&T Corp.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CABLEVISION SYSTEMS CORPORATION


                                       By: /s/ Robert S. Lemle
                                           ------------------------------------
                                           Name:   Robert S. Lemle
                                           Title:  Executive Vice President,
                                                   General Counsel, Secretary
                                                   and Director

Dated: May 5, 2000


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CSC HOLDINGS, INC.


                                       By: /s/ Robert S. Lemle
                                           ------------------------------------
                                           Name:  Robert S. Lemle
                                           Title: Executive Vice President,
                                                  General Counsel, Secretary
                                                  and Director

Dated: May 5, 2000

                                  EXHIBIT INDEX

         99.1 Agreement and Plan of Merger, dated as of April 18, 2000, by and among CSC Holdings, Inc., Cablevision of Massachusetts, Inc., AT&T Corp. and AT&T CSC, Inc.

         99.2 Asset Exchange Agreement, dated as of April 18, 2000, by and among CSC Holdings, Inc., Cablevision of Brookline, L.P., Cablevision of Boston, Inc. and AT&T Corp.